EXHIBIT 99.2

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS (COLLECTIVELY, THE "ACTS"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER ALL APPLICABLE ACTS OR UNLESS AN OPINION OF COUNSEL IS DELIVERED TO THE ISSUER IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                         CONVERTIBLE PROMISSORY NOTE

U.S. $1,000,000                                            February 8, 2006

      FOR VALUE RECEIVED, Farmstead Telephone Group, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of Sotomar
- Empreendimentos Industriais e Imobiliarios, SA (the "Lender"), or its successors or assigns, subject to this Note's conversion pursuant to
Section 1, on the earlier to occur of (a) 90 days from the date hereof ("Maturity Date") or (b) an Event of Acceleration (as hereinafter defined), the principal amount of $1,000,000 (the "Principal Amount"), together with any accrued and unpaid interest on the Principal Amount under this convertible promissory note (this "Note") at the per annum rate of 10% (simple interest, calculated on the basis of a 360 day year). If this Note is subject to an Event of Acceleration, the interest rate shall increase to 18% per annum (or such lesser amount as may not be prohibited by applicable law) until such Principal Amount plus accrued but unpaid interest is paid in full.

      This Note is being executed and delivered in connection with that certain Convertible Promissory Note and Warrant Purchase Agreement ("Purchase Agreement") between the Company and the Lender dated even date herewith the terms and conditions of which are incorporated herein by reference. Unless otherwise noted herein, defined terms defined in the Purchase Agreement shall have the same meaning when used in this Note.

      All payments of principal and interest on this Note that may be payable in cash pursuant to the terms herein shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Such cash payments are to be made by wire transfer to the account designated in writing by the Lender and provided to the Company not less than three business day prior to the date payment is due or at such other place as the Lender shall have notified the Company in writing at least one business day before such payment is due. All such cash payments under this Note shall be paid by the Company without withholding or deduction of any tax or other charge. For purposes of this Note, a business day shall be any day other than a Saturday, Sunday or any day in which the banking and commercial lending institutions are generally closed to the public.

1.    Conversion.

      1.1   Conversion.

            (a) The outstanding Principal Amount under this Note, plus any accrued but unpaid interest thereon, shall automatically convert into the shares of Series A Preferred Stock of the Company sold by the Company upon the sale on or prior to the Maturity Date of Series A Preferred Stock and warrants to purchase Common Stock (collectively, "Offered Securities") which produces at least $500,000 of aggregate gross proceeds to the Company (a "Preferred Offering"). The conversion price of the Note into Series A Preferred Stock upon an automatic conversion pursuant to this Section shall be


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equal to the price paid per unit of Offered Securities by investors in the
Preferred Offering. In the event a Preferred Offering does not occur by the Maturity Date, all of the outstanding Principal Amount under this Note, plus any accrued but unpaid interest thereon, shall be, at Lender's sole discretion, (i) converted into shares of the Company's Common Stock, $.001 par value per share, at a conversion price equal to 110% of the average of the closing bid prices of the Company's Common Stock reported for the last ten (10) trading days immediately prior to the Maturity Date (FTGP -OTC-BB) (the "Conversion Price"); (ii) paid in cash to Lender; or (iii) paid in any combination of (i) and (ii). Moreover, the conversion rights outlined above shall apply to the Note in the event of a merger or consolidation with or into any other entity or a sale, transfer, lease, conveyance or exclusively license all or substantially all of the Company's assets. Upon conversion of this Note into any securities of the Company, the Lender shall be entitled to the same rights, privileges and preferences as the other holders of such securities.

            (b)   The Company covenants and agrees that so long as this
Note is outstanding, the Company shall have authorized and reserved a sufficient number of shares of its securities, including preferred stock and Common Stock, to enable the Lender to convert this Note into such securities. The Company agrees that its issuance of this Note shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares upon the conversion of this Note.

            (c) The securities of the Company into which this Note or such part of this Note converts shall have certain registration rights as set forth in the Purchase Agreement.

      1.2 Procedure. Subject to the terms hereof, the Lender may effect the conversion of this Note, in whole or in part, at any time, or from time to time, by the surrender of this Note, together with an executed notice of conversion (the "Notice of Conversion") to the Company. The person in whose name any certificate representing shares or securities shall be issuable upon conversion of this Note shall be deemed to have become the holder of record of, and shall be treated for all purposes as the record holder of, the shares or securities issuable hereunder (and such shares or securities shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which such surrender is made. In the event only a portion of this Note is converted, the Company shall at its sole expense and as promptly as practicable, issue a replacement Note in identical form but in a Principal Amount equal to the portion of the Principal Amount not so converted and deliver such replacement Note as directed by the Lender. As used in this Note, the term "person" means any individual or any corporation, partnership, trust, limited liability company or other entity or organization of any kind.

2.    Prepayment.

      2.1. Optional Prepayment. The Company shall have the right to prepay the Principal Amount and any accrued interest thereon in whole or in part without penalty or premium at any time, subject to the provisions of this
Section 2.1. Prior to making an optional prepayment, the Company shall give Lender five days' prior written notice of its intention to make a prepayment. Upon any notice of prepayment, Lender shall have the option to convert all but not less than all of the Principal Amount then outstanding under this Note, plus any accrued but unpaid interest thereon, into securities of the Company pursuant to Section 1.1(a). Any prepayment amount shall be applied first to any accrued but unpaid interest on the outstanding Principal Amount and then to the Principal Amount.

3.    Events of Acceleration.

      The entire unpaid Principal Amount and accrued interest thereon shall become immediately due and payable upon the occurrence of one or more of the following events (each an "Event of Acceleration"):


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            (a)   the failure of the Company to pay when due the Principal
Amount or interest accrued thereon within five business days of the date on which such payment was due;

            (b) if any of the Company's representations and warranties in any of the Transaction Documents (as defined in the Purchase Agreement) shall be inaccurate as of the Closing;

            (c) the Company fails to observe any of the covenants of the Company set forth in the Transaction Documents after notice and an opportunity to cure within the longer of 10 business days or applicable cure periods in the Transaction Documents;

            (d) failure to make any payment when due under the terms of any bond, debenture, note or other indebtedness for borrowed money of the Company;

            (e) the occurrence of any default or event of default under any other bond, debenture, note or other indebtedness for borrowed money of the Company, after the expiration of any applicable cure period;

            (f) the beginning of involuntary proceedings against the Company under federal bankruptcy law or under any applicable federal or state bankruptcy, insolvency or similar law, or the beginning of proceedings seeking the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of the Company's property, or the beginning of proceedings seeking an order winding up or liquidating the affairs of the Company and the continuance of such proceedings for a period of thirty (30) days;

            (g) the beginning by the Company of a voluntary case under federal bankruptcy law, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by the Company to the appointment of, or taking possession by, a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or for any substantial part of the Company's property, or the Company making any assignment for the benefit of creditors, or the failure of the Company generally to pay the Company's debts as they become due, or the taking of formal action by the Company in furtherance of any of the foregoing;

               (h) if any judgment against the Company or any garnishment, attachment or other levy against the property of the Company for an amount in excess of Seventy Five Thousand Dollars ($75,000) remains unpaid, unstayed on appeal, undischarged, unbonded, or undismissed for a period of twenty (20) days, unless covered by insurance;

               (i) the closing of (i) an acquisition of the Company by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company, (ii) a sale of a majority of the assets of the Company by means of a single transaction or a series of related transactions.; or

              (j) the departure of either Jean-Marc Stiegemeier, Al Stein or Robert G. LaVigne from senior management of the Company without the prior written consent of the holders of a majority in interest of the Notes and a successor thereto, reasonably satisfactory to Lender, is not appointed within ninety (90) days thereof.

      The Company shall give the Lender written notice of the occurrence of any of the events set forth above in Sections 3(a) through 3(j) promptly (but in no event more than one business day) after the occurrence of any of such events.


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      In the event of the occurrence of any Event of Acceleration, interest shall accrue on any unpaid Principal Amount and accrued interest at a rate of 18% per annum (or such lesser amount as may not be prohibited by applicable law), until such unpaid Principal Amount and accrued interest are paid.

4. Certain Adjustments. The Conversion Price for the securities of the Company under Section 1.1(a) of this Note and the number of securities of the Company into which this Note may be converted under Section 1.1(a) shall be subject to adjustment in accordance with the following provisions:

      4.1 Adjustments for Split, Subdivision or Combination of Common Stock. In the event the outstanding Common Stock shall be subdivided (by equity dividend, equity split, or otherwise), into a greater number of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such subdivision, be proportionately decreased and the securities convertible under this Note be proportionately increased. In the event the outstanding Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased and the securities convertible under this Note be proportionately decreased.

      4.2 Adjustments for Distributions. In the event the Company at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, any distribution, including a distribution in cash, provision shall be made so that Lender shall receive upon conversion of the Note under Section 1.1(a), in addition to the number of Common Stock receivable thereupon, the amount of securities or assets of the Company which Lender would have received had the Note been converted into Common Stock on the date of such event under
Section 1.1(a) and had Lender thereafter, during the period from the date of such event to and including the date of conversion, retained such securities or assets receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this
Section 4 with respect to the rights of Lender.

      4.3   Adjustments for Reclassification, Exchange and Substitution.
If the Common Stock issuable upon conversion of the Note under Section 1.1(a) shall be changed into the same or a different number of Common Stock of any other class or classes of Common Stock or other securities or property of the Company, whether by capital reorganization, reclassification or otherwise, or merger, consolidation or other reorganization or a sale of all or substantially all the assets of the Company, then and in each such event provision shall be made so that Lender shall thereafter be entitled to receive, upon conversion of the Note under
Section 1.1(a), the number of Common Stock or other securities or property of the Company or otherwise, receivable upon such reorganization, reclassification or other transaction by a holder of the number of Common Stock into which this Note could have been converted under Section 1.1(a) immediately prior to such reorganization, reclassification or other transaction. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of Lender after the reorganization, reclassification or other transaction to the end that the provisions of this Section 4 (including adjustments of the Conversion Price then in effect and the number of Common Stock purchasable upon conversion of the Note under Section 1.1(a)) shall be applicable after that event as nearly equivalent as may be practicable.

      4.4 No Impairment. The Company will not, through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of Lender against impairment.


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      4.5   Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to Lender a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of Lender, furnish or cause to be furnished to Lender a like certificate setting forth (a) such adjustments and readjustments, (b) the Conversion Price at the time in effect, and (c) the number of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Note under Section 1.1(a).

5.    Notices.  In the event that the Company shall propose at any time:

            (a) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; or

            (b) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all its property or business, or to voluntarily liquidate, dissolve or wind up;

then, in connection with each such event, the Company shall send to the Lender (i) at least 10 days' prior written notice of the date on which a record shall be taken for such distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote, if any; and (ii) at least 10 days' prior written notice of the date when the same shall take place, and the date, if any is to be fixed, on which the holders of record of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event). Notwithstanding the above, the 10 days' notice requirement may be shortened or waived upon the written consent of the Lender.

      Any written notice by the Company required or permitted hereunder shall be given by hand delivery or first class mail, postage prepaid, addressed to the Lender at the address shown on the books of the Company for the Lender.

6.    General.

      6.1 Collection. If any action is instituted to collect this Note, the Company promises to pay to Lender all reasonable costs and expenses (including reasonable attorneys' fees) incurred in connection with such action.

      6.2 Cash Distributions. The Company shall not, after the date of the Note, make a cash dividend or other distribution in cash to any of its stockholders or any other "affiliate" or any "associate" of the Company (as such terms are defined in Rule 405 under the Securities Act).

      6.3 Amendments and Waivers. Any term of this Note may be amended and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least 51% of the principal amount all outstanding Notes issued pursuant to the Purchase Agreement. To be effective, any such amendment or waiver must be in writing and be signed by the party providing such waiver or extension, as the case may be. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which any party may otherwise have at law or in equity. The waiver by any party hereto of any breach of any provision of this Note shall not operate or be construed as a waiver of any subsequent breach, whether or not similar.


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      6.4   Conflicting Agreements.  In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the loan evidenced by this Note, the terms of this Note shall prevail.

      6.5 Severability. The unenforceability or invalidity of any provision or provisions of this Note as to any persons or circumstances shall not render that provision or those provisions unenforceable or invalid as to any other provisions or circumstances, and all provisions hereof, in all other respects, shall remain valid and enforceable.

      6.6 Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed entirely within the Commonwealth of Massachusetts, without regard to the conflicts of law principles thereof. The Company and the Lender irrevocably consent to the jurisdiction of the courts of the Commonwealth of Massachusetts or the federal courts located in that state in connection with any lawsuit, action or proceeding arising out of or relating to this Note.

      6.7 Presentment, Etc. The Company hereby expressly waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest, and any other formality.

      6.8 Waivers. The nonexercise by the Lender of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

      6.9 Transferability. Neither the Lender nor the Company may assign or otherwise transfer its rights or obligations under this Note without the prior, written consent of the other party hereto, except that, subject to compliance with applicable federal and state securities laws, the Lender may transfer to (i) Lender's subsidiary, affiliate or parent entity; (ii) Lender's spouse or children or grandchildren (in each case, natural or adopted), or the spouses of such children or grandchildren, any trust established solely for Lender's benefit or the benefit of Lender's spouse or children or grandchildren (in each case, natural or adopted), or the spouses of such children or grandchildren, or any corporation or partnership in which the direct and beneficial owner of all of the equity interest is the Lender or Lender's spouse or children or grandchildren (in each case, natural or adopted), or the spouses of such children or grandchildren, or any trust for the benefit of such persons; (iii) the heirs, executors, administrators, personal representatives or distributees upon the death of Lender to whom Lender's rights and obligations under the Note are transferred by will or the laws of descent and distribution on account of death, or upon the incompetency or disability of such Lender for purposes of the protection and management of Lender's assets or (iv) any of the other lenders party to the Purchase Agreement.

                -Remainder of Page Intentionally Left Blank-


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      IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Note as of the date first written above.


                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By  /s/ Robert G. LaVigne
                                       ------------------------------------
                                       Name:  Robert G. LaVigne
                                       Title:  Executive Vice President, CFO


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